Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with this Form 10-K/A (Amendment No. 1) to Annual Report of tw telecom inc. on Form 10-K for the fiscal year ended December 31, 2010 filed with the Securities and Exchange Commission (the “Report”), I, Mark A. Peters, Executive Vice President and Chief Financial Officer of tw telecom inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of tw telecom inc. for the period covered by the Report.

/s/ Mark A. Peters
Name: Mark A. Peters

Date: May 4, 2011